Exhibit 10.2
RELEASE AND SETTLEMENT AGREEMENT

Dated: April __, 2009

The foregoing RELEASE AND SETTLEMENT AGREEMENT (the “AGREEMENT”), dated April __, 2009, is hereby entered into by and between GenMed Holding Corp., a Nevada corporation (the “COMPANY”), Joost de Metz (“DE METZ”), Willem Blijleven (“BLIJLEVEN”), E.R. Bouwens Beheermaatschappij B.V.  (“BOUWENS”) and Medical Network Holding BV (“MNH,” and collectively with DE METZ, BLIJLEVENS and BOUWENS, the “DUTCH SHAREHOLDERS”), Total Look, BV (“TOTAL LOOK”), London Finance Group, Ltd., a California corporation (“LFG”), Dojo Enterprises, LLC, a Nevada limited liability company (“DOJO”), Hyperion Fund, L.P., a Colorado limited partnership (“HYPERION”), The Palisades Capital, LLC 401(k) Profit Sharing Trust (“PALISADES”), The Morpheus 2005 Trust dated December 1, 2005 (“MORPHEUS”), Burton Partners, LLC (“BURTON”), Picasso, LLC (“PICASSO”) and Glacier, LLC (“GLACIER,” and, together with DOJO, HYPERION, PALISADES, MORPHEUS, BURTON and PICASSO, the “CALIFORNIA SHAREHOLDERS”).

RECITALS

WHEREAS, the parties to this AGREEMENT desire to amend, by written agreement, certain agreements and contracts that the parties hereto entered into with each and one another on April 17, 2008. Such agreements and contracts hereby being amended are the General Release and Settlement Agreement, dated April 17, 2008, (the “GRSA”), a Consulting Agreement, dated April 17, 2008, between the COMPANY and LFG (the “CONSULTING AGREEMENT”), and the Stock Exchange Agreement, dated April 17, 2008, (the “SEA”), as filed with the United States Securities and Exchange Commission on the Form 8-K filed by the COMPANY on May 2, 2008.

WHEREAS, the CALIFORNIA SHAREHOLDERS own shares of the COMPANY’S common stock and warrants to purchase shares of the COMPANY’S common stock, received pursuant to the GRSA as follows:

Shareholder	Common Stock	Warrants to Purchase Shares of Common Stock
DOJO	2,040,000	1,020,000
HYPERION	2,720,000	1,360,000
PALISADES	2,720,000	1,360,000
MORPHEUS	2,720,000	1,360,000
BURTON	4,080,000	2,040,000
PICASSO	4,080,000	2,040,000
GLACIER	4,080,000	2,040,000

WHEREAS, TOTAL LOOK owns shares of the COMPANY’S common stock and warrants to purchase shares of the COMPANY’S common stock, received pursuant to the GRSA, as follows:

Shareholder	Common Stock	Warrants to Purchase Shares of Common Stock
TOTAL LOOK	49,500,000	26,250,000

WHEREAS, LFG owns shares of the COMPANY’S common stock and warrants to purchase shares of the COMPANY’S common stock, received pursuant to the GRSA, as follows:

Shareholder	Common Stock	Warrants to Purchase Shares of Common Stock
LFG	3,060,000	1,530,000

 WHEREAS, LFG also owns shares of the COMPANY’S common stock and warrants to purchase shares of the Company’s common stock, received pursuant to the CONSULTING AGREEMENT as follows:

Shareholder	Common Stock	Warrants to Purchase Shares of Common Stock
LFG	2,400,000	2,400,000

WHEREAS, the DUTCH SHAREHOLDERS own shares of the COMPANY’S common stock and warrants to purchase shares of the COMPANY’S common stock received pursuant to the SEA as follows:

Shareholder	Common Stock	Warrants to Purchase Shares of Common Stock
BOUWENS	30,000,000	15,000,000
MNH	6,000,000	3,000,000
DE METZ	6,000,000	3,000,000
BLIJLEVEN	6,000,000	3,000,000

WHEREAS, the parties herein, by this AGREEMENT, have agreed to amend the GRSA and the SEA, and to rescind the CONSULTING AGREEMENT, pursuant to the terms herein.

WHEREAS, all parties herein desire to execute this AGREEMENT to settle all accounts and disputes between and among such parties as provided herein to avoid the expense and delay of litigation.

AGREEMENT

THEREFORE, in consideration of the mutual promises and agreements herein contained and acknowledged by the parties hereto, the parties hereby agree as follows:

Section 1.  Warrants

It is hereby agreed by the COMPANY, the CALIFORNIA SHAREHOLDERS, TOTAL LOOK, LFG, and the DUTCH SHAREHOLDERS that all warrants to purchase shares of common stock of the COMPANY, issued pursuant to the GRSA, the CONSULTING AGREEMENT, and the SEA are, upon execution of this AGREEMENT, cancelled. Thus upon execution of this AGREEMENT, all warrants to purchase shares of common stock of the COMPANY issued to DOJO, HYPERION, PALISADES, MORPHEUS, BURTON, PICASSO, GLACIER, TOTAL LOOK, LFG, DE METZ, BLIJLEVENS, BOUWENS, and MNH will be cancelled, and each such party will neither own, nor have any interest in, any warrants to purchase shares of common stock of the COMPANY.

(a)
By executing this AGREEMENT, thus agreeing to the cancelation of the warrants to purchase common stock of the COMPANY issued pursuant to the GRSA, The CALIFORNIA SHAREHOLDERS and LFG represent that they have not previously sold, exchanged, gifted, or otherwise transferred or encumbered in any way, any of their ownership, rights, or other interests in such warrants as were issued to each of them pursuant to the GRSA.

(b)
By executing this AGREEMENT, thus agreeing to the cancelation of the warrants to purchase common stock of the COMPANY issued pursuant to the GRSA, TOTAL LOOK represents that it has not previously sold, exchanged, gifted, or otherwise transferred or encumbered in any way, any of its ownership, rights, or other interests in such warrants as were issued to TOTAL LOOK pursuant to the GRSA.

(c)
By executing this AGREEMENT, thus agreeing to the cancelation of the warrants to purchase common stock of the COMPANY issued pursuant to the CONSULTING AGREEMENT, LFG represents that it has not previously sold, exchanged, gifted, or otherwise transferred or encumbered in any way, any of its ownership, rights, or other interests in such warrants as were issued to LFG pursuant to the CONSULTING AGREEMENT.

(d)
By executing this AGREEMENT, thus agreeing to the cancelation of the warrants to purchase common stock of the COMPANY issued pursuant to the SEA, The DUTCH SHAREHOLDERS represent that they have not previously sold, exchanged, gifted, or otherwise transferred or encumbered in any way, any of their ownership, rights, or other interests in such warrants as were issued to each of them pursuant to the SEA.

(e)
Upon execution of this AGREEMENT, whereby the warrants issued pursuant to the GRSA, the CONSULTING AGREEMENT, and the SEA are cancelled by agreement between the COMPANY, the CALIFORNIA SHAREHOLDERS, TOTAL LOOK, LFG and the DUTCH SHAREHOLDERS, the COMPANY will have no outstanding warrants to purchase shares of its common stock.

(f)
Upon execution of this AGREEMENT, the CALIFORNIA SHAREHOLDERS, TOTAL LOOK, LFG, and the DUTCH SHAREHOLDERS shall return, as soon as practically possible, all warrants to purchase shares of common stock of the COMPANY as issued and described in this Section of this AGREEMENT to the COMPANY, and the COMPANY shall take any and all necessary corporate, administrative, and other actions to finalize the cancellation of all such warrants.  If such warrants cannot be located, a party may certify that the warrant has been lost or destroyed, and such certification shall be deemed full satisfaction of this subparagraph. If any warrants cannot be located, the party unable to locate the warrants shall, as soon as practically possible, notify the COMPANY as such and the COMPANY shall file a Form 8-K with the United States Securities and Exchange Commission detailing as such in order to place the public on constructive notice that such warrants are cancelled and the COMPANY will not recognize such warrants if a party attempts to convert such warrants in the future.

Section 2.  CONSULTING AGREEMENT

It is agreed by the COMPANY and LFG that the CONSULTING AGREEMENT is hereby rescinded.

(a)
By executing this AGREEMENT, and thus agreeing to rescind the CONSULTING AGREEMENT, the shares of common stock of the COMPANY and the warrants to purchase shares of common stock of the COMPANY issued to LFG pursuant to the CONSULTING AGREEMENT are hereby cancelled by agreement between the COMPANY and LFG. Thus upon execution of this AGREEMENT, LFG will no longer own, nor have any interest in, the 2,400,000 shares of common stock or the 2,400,000 warrants to purchase shares of common stock of the COMPANY as were issued to LFG pursuant to the CONSULTING AGREEMENT, and such shares and warrants will be cancelled.

(b)
By executing this AGREEMENT, thus agreeing to the cancelation of the shares of common stock of the COMPANY and warrants to purchase shares of common stock issued pursuant to the CONSULTING AGREEMENT, LFG represents that it has not previously sold, exchanged, gifted, or otherwise transferred or encumbered in any way, any of its ownership, rights, or other interests in such shares of common stock and warrants as were issued to it pursuant to the CONSULTING AGREEMENT.

(c)
By executing this AGREEMENT, and thus agreeing to rescind the CONSULTING AGREEMENT, LFG releases the COMPANY, and all of its agents, assigns, attorneys, directors, employees, officers, representatives, and similar such individuals, from any and all past, current, and future requirements of payment and financial obligations required by the CONSULTING AGREEMENT. By executing this AGREEMENT, and thus agreeing to rescind the CONSULTING AGREEMENT, LFG also releases and cancels any and all debt or monies owed to LFG by the COMPANY pursuant to the CONSULTING AGREEMENT, and further releases the COMPANY, and all of its agents, assigns, attorneys, directors, employees, officers, representatives, and similar such individuals, from liability arising from such debt or monies owed.

(d)
Execution of this AGREEMENT releases both the COMPANY and LFG from any and all past, current, and future duties and obligations required of such parties under the CONSULTING AGREEMENT, and cancels any duty or obligation owed or owing previously under the CONSULTING AGREEMENT as well as any liability based upon any non performance or non-payment under the CONSULTING AGREEMENT.

(e)
Upon execution of this AGREEMENT, LFG shall return, as soon as practically possible, all shares of common stock of the COMPANY and warrants to purchase shares of common stock as were issued pursuant to the CONSULTING AGREEMENT, and as described in this Section, to the COMPANY, and the COMPANY shall take any and all necessary corporate, administrative, and other action to finalize the cancellation of all such shares and warrants.

Section 3.  Cancellation of certain shares of the CALIFORNIA SHAREHOLDERS and LFG

It is hereby agreed by the COMPANY, the CALIFORNIA SHAREHOLDERS, and LFG that certain shares of common stock of the COMPANY issued pursuant to the GRSA will, upon execution of this AGREEMENT, be cancelled such that after execution of this AGREEMENT, the CALIFORNIA SHAREHOLDERS and LFG will collectively own ten percent (10%) of the now outstanding common stock of the COMPANY.  The parties agree and acknowledge that such shares that will remain owned by the CALIFORNIA SHAREHOLDERS have been issued as of the date of the GRSA, and such issuance date shall not be modified for purposes of capital gains holding periods or holding periods required under any securities laws, including without limitation, the holding periods set forth in Rule 144.  The Company shall not, for any reason, place a stop transfer order, or otherwise hinder, delay or interfere with the transfer or sale of any of such shares.

(a)	The CALIFORNIA SHAREHOLDERS and LFG currently own shares of common stock of the COMPANY, issued pursuant to the GRSA as follows:

Shareholder	Common Stock
DOJO	2,040,000
HYPERION	2,720,000
PALISADES	2,720,000
MORPHEUS	2,720,000
BURTON	4,080,000
PICASSO	4,080,000
GLACIER	4,080,000
LFG	3,060,000

(b)
The CALIFORNIA SHAREHOLDERS, LFG and the COMPANY agree to cancel a portion of such shares in the amounts as follows: DOJO agrees to cancel 919,893 shares of common stock of the COMPANY issued pursuant to the GRSA, HYPERION agrees to cancel 959,572 shares of common stock of the COMPANY issued pursuant to the GRSA, PALISADES agrees to cancel 2,720,000 shares of common stock of the COMPANY issued pursuant to the GRSA, MORPHEUS agrees to cancel none of the shares of common stock of the COMPANY issued to it pursuant to the GRSA, BURTON agrees to cancel 1,839,787 shares of common stock of the COMPANY issued pursuant to the GRSA, PICASSO agrees to cancel 1,839,787 shares of common stock of the COMPANY issued pursuant to the GRSA, GLACIER agrees to cancel 1,839,787 shares of common stock of the COMPANY issued pursuant to the GRSA, and LFG agrees to cancel 3,060,000 shares of common stock of the COMPANY issued pursuant to the GRSA.

(c)	After execution of this AGREEMENT, the CALIFORNIA SHAREHOLDERS and LFG’s ownership of common stock of the COMPANY will be as follows:

Shareholder	Common Stock
DOJO	1,120,107
HYPERION	1,760,428
PALISADES	ZERO
MORPHEUS	2,720,000
BURTON	2,240,213
PICASSO	2,240,213
GLACIER	2,240,213
LFG	ZERO

(d)
Prior to the execution of this AGREEMENT, the COMPANY had or has 125,611,739 shares of common stock outstanding. After the execution of this AGREEMENT, because the CONSULTING AGREEMENT is hereby being rescinded and the shares of common stock issued pursuant to the CONSULTING AGREEMENT are hereby cancelled, the COMPANY will have 123,211,739 shares of common stock outstanding. The shares retained by the CALIFORNIA SHAREHOLDERS AND LFG, as described in this Section, part (c), equal approximately 10% of 123,211,739, or 12,321,174 shares of common stock of the COMPANY.

(e)
The shares of common stock of the COMPANY not cancelled, and which are retained by the CALIFORNIA SHAREHOLDERS and LFG as described in this Section, part (c), shall be subject to anti-dilution rights as described in Section 5 of this AGREEMENT.

(f)
By executing this AGREEMENT, thus agreeing to the cancelation of certain shares of common stock of the COMPANY issued pursuant to the GRSA as described in this Section, the CALIFORNIA SHAREHOLDERS and LFG represent that they have not previously sold, exchanged, gifted, or otherwise transferred or encumbered in any way, any of their ownership, rights, or other interests in such shares of common stock of the COMPANY as was issued to each of them pursuant to the GRSA.

(g)
Upon execution of this AGREEMENT, the CALIFORNIA SHAREHOLDERS and LFG shall return, as soon as practically possible, shares of common stock of the COMPANY that will be cancelled by agreement upon execution of this AGREEMENT, as issued and described in this Section to the COMPANY, and the COMPANY shall take any and all necessary corporate, administrative, and other action to finalize the cancellation of all such shares.  Upon receipt of share certificates representing the shares owned by the CALIFORNIA SHAREHOLDERS, the COMPANY shall, within five business days, issue new certificates representing the shares that have not been cancelled, free of restrictive legend pursuant to Rule 144.  The COMPANY shall obtain any necessary legal opinions required for this issuance.

Section 4.  Issue of shares to Total Look

It is hereby agreed and understood between the COMPANY, TOTAL LOOK, the CALIFORNIA SHAREHOLDERS, and LFG that 13,178,826 shares of restricted common stock of the COMPANY will be issued to TOTAL LOOK by the COMPANY upon the execution of this AGREEMENT.

(a)
As part of the GRSA, Total Look transferred shares of preferred stock of the COMPANY to the CALIFORNIA SHAREHOLDERS and LFG in exchange for $7500.00. The CALIFORNIA SHAREHOLDERS and LFG thereafter converted such preferred stock into shares of common stock of the COMPANY.

(b)	Such converted shares are, as part of this AGREEMENT, being cancelled and retained as described in Section 3, above, and are not being returned to TOTAL LOOK as part of the rescission of the GRSA.

(c)
The COMPANY shall, as soon as practically possible upon execution of this AGREEMENT, issue 13,178,826 shares of common stock to TOTAL LOOK, in order to place TOTAL LOOK into a share ownership position similar to that which TOTAL LOOK held prior to the execution of the GRSA. The shares of common stock of the COMPANY issued to TOTAL LOOK pursuant to this Section of this AGREEMENT shall be subject to anti-dilution rights as described in Section 5 of this AGREEMENT.

(d)
By executing this AGREEMENT, TOTAL LOOK releases the CALIFORNIA SHAREHOLDERS and LFG, and all of its agents, assigns, attorneys, directors, employees, officers, representatives, and similar such individuals, from any and all past, current, and future requirements of payment and financial obligations required by the GRSA.

(e)
By executing this AGREEMENT, the COMPANY, TOTAL LOOK, the CALIFORNIA SHAREHOLDERS, and LFG hereby release each and all of the others, and all of their agents, assigns, attorneys, directors, employees, officers, representatives, and similar such individuals, from any and all past, current, and future liabilities arising out of the GRSA.

Section 5.  Anti-dilution

It is hereby agreed by the COMPANY, the CALIFORNIA SHAREHOLDERS, LFG, TOTAL LOOK, and the DUTCH SHAREHOLDERS that certain shares of common stock of the COMPANY owned by the CALIFORNIA SHAREHOLDERS, LFG, TOTAL LOOK, and the DUTCH SHAREHOLDERS shall be subject to anti-dilution provisions as described in this Section.

(a)
The shares of common stock of the COMPANY issued to TOTAL LOOK pursuant to the GRSA, totaling 49,500,000, shall be subject to the anti-dilution provisions as described and defined in this Section to this AGREEMENT.

(b)
The shares of common stock of the COMPANY issued to TOTAL LOOK pursuant to the Section 4 to this AGREEMENT, totaling 13,178,826, shall be subject to the anti-dilution provisions as described and defined in this Section to this AGREEMENT.

(c)
The shares of common stock of the COMPANY retained by the CALIFORNIA SHAREHOLDERS and LFG after execution of this AGREEMENT as described in Section 3, part (c) herein, shall be subject to the anti-dilution provisions as described and defined in this Section to this AGREEMENT.

(d)
The shares of common stock of the COMPANY issued to the DUTCH SHAREHOLDERS pursuant to the SEA (30,000,000 shares owned by BOUWENS, and 6,000,000 shares owned by DE METZ, MNH, and BLIJLEVEN, each) shall be subject to the anti-dilution provisions as described and defined in this Section to this AGREEMENT.

(e)
This anti-dilution provision requires that the company issue shares of restricted common stock of the COMPANY to the CALIFORNIA SHAREHOLDERS, LFG, TOTAL LOOK, and the DUTCH SHAREHOLDERS in the event that the COMPANY engage in any diluting event such as a forward or reverse stock split, any issuance of shares of common stock,, warrants  or other securities convertible into common stock, stock consolidation, exchange of shares, reverse, reorganization or similar event that would dilute the ownership percentage of common stock of the COMPANY of the CALIFORNIA SHAREHOLDERS, LFG, TOTAL LOOK, or the DUTCH SHAREHOLDERS. In the event of such a diluting event, the COMPANY shall issue shares of common stock of the COMPANY, or identical securities of such issuance is of any security other than common stock (such as warrants or preferred stock) to the CALIFORNIA SHAREHOLDERS, LFG, TOTAL LOOK, or the DUTCH SHAREHOLDERS in such amounts as would make such parties’ ownership percentage the same, or approximately the same, percentage ownership as each party held prior to the diluting event.

(f)
It is hereby agreed by the COMPANY, the CALIFORNIA SHAREHOLDERS, LFG, TOTAL LOOK, and the DUTCH SHAREHOLDERS that the anti-dilution provisions herein shall not apply, and any anti-dilution rights shall be and are hereby waived by the CALIFORNIA SHAREHOLDERS, LFG, TOTAL LOOK, and the DUTCH SHAREHOLDERS, in the event of  the issuance of shares of common stock pursuant to a “bonafide financing,” an acquisition of another entity or property, or as part of a settlement of a lawsuit, arbitration, or other legal conflict; provided, however, that this exception shall not apply to any acquisition or settlement unless each of the following conditions are satisfied:

(i)	The acquisition or settlement is with a party that is not an officer or director or ten percent or more shareholder of the Company, or any party to this Agreement;
(ii)	The acquisition or settlement is negotiated in good faith, in an arm’s length negotiation, on terms that are fair and reasonable to the Company;
(iii)
The Company shall offer to sell to CALIFORNIA SHAREHOLDERS, LFG, TOTAL LOOK, and the DUTCH SHAREHOLDERS, a number of shares of common stock, at the price per share reasonably attributed to the consideration received by the Company for the shares issued pursuant to the acquisition or settlement, equal to the percentage of shares owned by each such shareholder as a percentage of the total number of shares held by all such shareholders.  Thus, for example only, assume the total number of shares of common stock of the Company owned by all of CALIFORNIA SHAREHOLDERS, LFG, TOTAL LOOK, and the DUTCH SHAREHOLDERS is 1,000,000 shares, and TOTAL LOOK owns 200,000 of such shares.  The Company then issues 100,000 shares pursuant to a settlement or acquisition in which the shares of common stock are valued at $0.10 per share.  In such case, TOTAL LOOK would have the right to purchase 20,000 shares for $0.10 per share.  A shareholder shall have thirty days to accept and purchase its allotment of shares, starting from the date of its receipt of (i) written notice by the Company of such shareholders right to purchase shares, including the number of shares and the purchase price of such shares, and a reasonable description of the event triggering such right, and (ii) a copy of the relevant acquisition or settlement agreement.

(g)
“Bonafide financing” consists of an event where by the COMPANY issues shares of common stock of the COMPANY in exchange for capital investment made into the COMPANY including offers and sales of COMPANY common stock made pursuant to an exemption from registration pursuant to the United States Securities and Exchange Commission, public or private offerings for the purpose of raising capital for the COMPANY, or other similar such capital raising activities. “Bonafide financing” does not include the trading of COMPANY shares now registered and trading on any exchange.  In the event of a Bonafide financing, the Company shall offer to each of CALIFORNIA SHAREHOLDERS, LFG, TOTAL LOOK, and the DUTCH SHAREHOLDERS, the right to purchase shares pursuant to such offering at the lowest price as is offered to or accepted from any other party.

(h)
The shares subject to the anti-dilution provisions will be non-dilutable as long as such shares are owned by the CALIFORNIA SHAREHOLDERS, LFG, TOTAL LOOK and the DUTCH SHAREHOLDERS.  If such shares are sold, gifted, transferred, traded, lost, encumbered by a third-party or otherwise become no longer in the possession and control of such original shareholder (the CALIFORNIA SHAREHOLDERS, LFG, TOTAL LOOK or the DUTCH SHAREHOLDERS), or subject to the control or interest of a third-party, then the CALIFORNIA SHAREHOLDERS, LFG, TOTAL LOOK and the DUTCH SHAREHOLDERS hereby agree that the anti-dilution provisions described herein for such shares no longer apply.  For clarification, any shares transferred or sold in a private transaction to an affiliate of the transferor, such as a trust or other entity owned in whole or in part by the transferor or its affiliates, shall not be deemed to terminate the anti-dilution rights described herein.

Section 6.  Sales Commission

The COMPANY, the CALIFORNIA SHAREHOLDERS, and LFG hereby memorialize their desire to enter into subsequent sale commission agreements as follows.

(a)
The COMPANY, the CALIFORNIA SHAREHOLDERS, and LFG hereby agree that LFG will be paid a 5% commission of the gross sale for any sales made through individuals and/or entities that are introduced to the COMPANY by the CALIFORNIA SHAREHOLDERS or LFG or their affiliates.

(b)
Each such sales commission shall be memorialized and further described and defined in separate agreements made with regard to each sale or customer that the CALIFORNIA SHAREHOLDERS or LFG introduce to the COMPANY.

Section 7. Releases

Each party to this AGREEMENT, upon execution of this AGREEMENT, hereby releases and discharges from liability each and all other parties hereto as follows:  CALIFORNIA SHAREHOLDERS, LFG, TOTAL LOOK, and the DUTCH SHAREHOLDERS

(a)	The Releases:
a.
Upon the execution of this AGREEMENT, the COMPANY, TOTAL LOOK AND THE DUTCH SHAREHOLDERS each hereby releases and discharges each of the COMPANY, THE CALIFORNIA SHAREHOLDERS, LFG, and their respective agents, assigns, attorneys, directors, employees, officers, managers, members, trustees, beneficiaries, parents, partners, predecessors, representatives, subsidiaries, successors, transferees, and all other similar such individuals and entities, and all persons acting by, through, under or in concert with any of them, and each of them from any and all actions, causes of action, claims, costs, damages, debts, demands, expenses, liabilities, losses and obligations of every nature, character and description, known or unknown, suspected or unsuspected, actual or contingent, which the releasing party now owns or holds, or has at any time heretofore owned or held, or may at any time hereafter own or hold, by reason of any matter, cause or thing whatsoever incurred, done, omitted or suffered to be done arising out of, or which may hereafter be claimed to arise out of, related to or in any way directly or indirectly connected with any fact, circumstance or event existing on or prior to the date hereof (all such released or discharged claims and items, collectively, the “Company Released Claims”.

b.
Upon the execution of this AGREEMENT, LFG and the CALIFORNIA SHAREHOLDERS each hereby releases and discharges the COMPANY, TOTAL LOOK AND THE DUTCH SHAREHOLDERS, and their respective agents, assigns, attorneys, directors, employees, officers, managers, parents, partners, predecessors, representatives, subsidiaries, successors, transferees, and all other similar such individuals and entities, and all persons acting by, through, under or in concert with any of them, and each of them from any and all actions, causes of action, claims, costs, damages, debts, demands, expenses, liabilities, losses and obligations of every nature, character and description, known or unknown, suspected or unsuspected, actual or contingent, which the releasing party now owns or holds, or has at any time heretofore owned or held, or may at any time hereafter own or hold, by reason of any matter, cause or thing whatsoever incurred, done, omitted or suffered to be done arising out of, or which may hereafter be claimed to arise out of, related to or in any way directly or indirectly connected with any fact, circumstance or event existing on or prior to the date hereof (all such released or discharged claims and items, collectively, the “LFG Released Claims,” and, together with the Company Released Claims, the “Released Claims”).

(b)
The releases provided herein shall not be deemed an admission by any of the parties hereto of any sort. No right shall inure to any third party from the obligations, representations and agreements made or reflected herein.

(c)
Each of the parties to this AGREEMENT represents and warrants that it alone is the owner of the Released Claims, that it has not heretofore assigned or transferred, nor purported to assign or transfer to any third party, and is not aware of any third party, who might assert some interest in any of the Released Claims. Each party to this AGREEMENT further agrees to indemnify, defend and hold harmless the other from all liability, claims, demands, damages, costs, expenses and attorneys’ fees incurred by another party to this AGREEMENT as a result of any third party asserting any such assignment or transfer of any such interest, right or claim.

(d)
Each of the parties to this AGREEMENT represents and warrants that none of the Released Claims is subject to any purported or actual lien, security interest, encumbrance or other contractual right of any third party. Each Party further agrees to indemnify, defend and hold harmless the other from all liability, claims, demands, damages, costs, expenses and attorneys’ fees incurred by another party to this AGREEMENT as a result of any third party asserting the existence of any of the foregoing.

(e)
Each of the parties to this AGREEMENT acknowledges that it has read this AGREEMENT, has been, or has had the opportunity to be, represented by independent counsel of their own choice in connection with the circumstances leading up to the execution of the releases herein, understands the terms, conditions and consequences of such releases, and is freely and voluntarily entering into such releases.

(f)
By execution of this AGREEMENT and the releases contained in this Section, each releasing party represents and warrants to the released parties that no claim that he, she, or it has, had, might have or might have had in the past against any person or entity released hereby, has previously been conveyed, assigned, or in any manner transferred, in whole or in part, to any third party. Each releasing party expressly represents and warrants to all others that he, she or it has full authority to enter into this AGREEMENT and grant the releases contained in this Section.

Section 8.  Purpose

It is expressly understood and agreed that the terms of this AGREEMENT are contractual and not merely recitations and that the agreements herein are to made in an effort to resolve disputed claims among the parties herein, avoid litigation, and buy peace and that no releases or other consideration given shall be construed as an admission of liability, all liability being expressly denied by each released party hereto.

Section 9.  Entire Agreement

It is understood and agreed that this AGREEMENT contains the entire agreement between the parties and supersedes any and all prior agreements, arrangements, or understandings between the parties relating to the subject matter hereof. No oral understandings, statements, representations, warranties, promises, or inducements contrary to the terms of this AGREEMENT or otherwise not contained in this AGREEMENT exist. This AGREEMENT cannot be changed or terminated except in writing signed by all parties hereto. The rights, duties and obligations of the Parties under this AGREEMENT shall operate independently of any other relationship, contractual or otherwise, between the Parties.

Section 10.  Amendments and Waivers

No amendment to this AGREEMENT shall be valid or binding unless set forth in writing and duly executed by all of the parties hereto.  No waiver of any breach of any term or provision of this AGREEMENT shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, shall be limited to the specific breach waived.

Section 11.  Governing Law

This AGREEMENT shall be construed in all respects in accordance with the internal laws of the State of California applicable to agreements made and to be performed entirely within California. Any dispute which relates to the subject matter hereof, or arises herefrom, shall be resolved in an appropriate forum in the State of California, city of Santa Monica.

Section 12.  Complete Agreement

By execution of this AGREEMENT, each party warrants and represents that he understands that this is a full, final, and complete settlement with each party released hereby of all known and unknown claims. The releases from each party hereto are not conditioned upon the occurrence or nonoccurrence of any event or the granting of any consent or approval or related to or dependent upon any other event or any agreement or business transaction between such parties.

Section 13.  Binding upon Successors

This AGREEMENT shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors, representatives, assigns, affiliates, agents, shareholders, directors, employees and attorneys, past and present, and each of them.

Section 14.  Severability

If any provision of this AGREEMENT is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this AGREEMENT will remain in full force and effect. Any provision of this AGREEMENT held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

Section 15.  Counterparts

This AGREEMENT may be signed in one or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute one and the same agreement. If this AGREEMENT is executed in counterparts, then each party shall execute sufficient counterpart signature pages for each party, ultimately, to be provided with an originally executed counterpart signature page from each party.

Section 16.  Gender and Number

Each gender shall include the other genders and the plural shall include the singular and vice versa whenever the context may require in this AGREEMENT.

Section 17.  Authority

Each of the individuals whose signature appears below hereby represents and warrants that he or she has actual authority to enter into this AGREEMENT on behalf of the entity on whose behalf he or she signs this AGREEMENT and does so to the fullest extent of his or her authority, whether as an individual, officer, director, shareholder, partner, joint venturer or otherwise.

This AGREEMENT is hereby entered into and executed pursuant to the terms described herein by the undersigned parties on this ______ day of April, 2009.

GENMED HOLDING CORP.	HYPERION FUND, L.P.

/s/ Erwin R. Bouwens	/s/ Illegible
Erwin R. Bouwens
Chief Executive Officer

TOTAL LOOK BV	PALISADES CAPITAL, LLC 401(K) PROFIT SHARING TRUST

/s/ G.M.W. Hibma	/s/ Illegible
G.M.W. Hibma

LONDON FINANCE GROUP, LTD.	MORPHEUS 2005 TRUST

/s/ Illegible	/s/ Illegible

DOJO ENTERPRISES, LLC	BURTON PARTNERS, LLC

/s/ Illegible	/s/ Illegible

MEDICAL NETWORK HOLDING BV	PICASSO, LLC

/s/ Erwin R. Bouwens	/s/ Illegible
Erwin R. Bouwens

WILLEM BLIJLEVEN	GLACIER, LLC

/s/ WILLEM BLIJLEVEN	/s/ Illegible

JOOST DE METZ

/s/ JOOST DE METZ

E.R. BOUWENS BEHEERMAATSCHAPPIJ B.V.

/s/ Erwin R. Bouwens
Erwin R. Bouwens